UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 30, 2006

Dollar General Corporation
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee		37072
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 30, 2006, Dollar General Corporation (the “Company”) entered into a First Amendment to Rights Agreement with Registrar and Transfer Company, as Rights Agent. The First Amendment to Rights Agreement amends the Rights Agreement dated as of February 29, 2000 between the Company and the Rights Agent, as well as the terms of the stock purchase rights governed by that Agreement, in the following respects:

1.  Amends the definition of “Person” in Section 1(l) of the Rights Agreement to refer to the more expansive definition of a “group” that is contained in Rule 13d-5 of the Securities Exchange Act of 1934 (the “Exchange Act”) rather than to the more limited definition used in Section 14(d)(2) of the Exchange Act that was originally used in the Rights Agreement. Under Rule 13d-5, a group is determined to exist “[w]hen two or more persons agree to act together for the purpose of acquiring, holding, voting or disposing of securities of an issuer.”

2.  Deletes the words “an Exempt Person” in the first parenthetical of the definition of “Acquiring Person” in Section 1(a) of the Rights Agreement, and deletes the definition of the term “Exempt Person” in Section 1(j) of the Rights Agreement. Prior to the amendment to the Rights Agreement, acquisitions of Dollar General stock by Cal Turner, Jr., James Stephen Turner, and the Turner Children Trust, as well as each of their Affiliates and Associates (each of “Affiliates” and “Associates” as defined in the Rights Agreement) were excluded from the operation of the Rights Agreement. Because none of the members of the Turner family remain employed by the Company or serve on its Board, the Company’s Board determined that it is in the best interests of all shareholders as well as the Company to remove this exemption.

3.  Deletes the summary of rights that was contained in Exhibit B to the Rights Agreement and all related references to that Exhibit B.

The Rights Agreement is filed as Exhibit 4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 29, 2000.  The First Amendment to Rights Agreement is filed as Exhibit 2 to the Company’s Registration Statement on Form 8-A/A (Amendment No. 1) filed with the SEC on September 1, 2006.

ITEM 3.03

MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information set forth in Item 1.01 above is incorporated by reference as if fully set forth herein.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial statements of businesses acquired.  N/A

(b)

Pro forma financial information.  N/A

(c)

Shell company transactions.  N/A

(d)

Exhibits.  See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2006	DOLLAR GENERAL CORPORATION

	By:	/s/ Susan S. Lanigan
Susan S. Lanigan
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1

Rights Agreement, dated February 29, 2000, between Dollar General Corporation and the Rights Agent, including the Form of Rights Certificate attached as Exhibit A to the Rights Agreement (incorporated by reference to Exhibit 4 to the Current Report on Form 8-K filed with the SEC on February 29, 2000).

99.2

First Amendment to Rights Agreement, dated August 30, 2006, between Dollar General Corporation and the Rights Agent (incorporated by reference to Exhibit 2 to the Registration Statement on Form 8-A (Amendment No. 1) filed with the SEC on September 1, 2006).

3